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                                                                    EXHIBIT 32.2

                                 UNI-MARTS INC.

                           CERTIFICATION PURSUANT TO
                              18 U.S.C. SEC. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uni-Marts Inc. (the "Company") on Form 10-Q for the period ending April 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Gregory Petrick, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  May 14, 2004                              /s/ N. GREGORY PETRICK
                                                 -----------------------------
                                                 N. Gregory Petrick
                                                 Executive Vice President and
                                                 Chief Financial Officer